Exhibit 99.3

PDL BioPharma, Inc.
Q4-Year End 2013
March 3, 2014

Following are some of the key points regarding PDL’s fourth quarter and full year 2013 financial and business results.
Net Income

•
Net income in 2013 was $264.5 million, or $1.66 per diluted share, as compared with net income in 2012 of $211.7 million, or $1.45 per diluted share. Net income for the fourth quarter of 2013 was $61.1 million, or $0.39 per diluted share, as compared with net income of $49.4 million for the same period of 2012, or $0.34 per diluted share. The increase in net income in the fourth quarter is primarily due to a 27 percent increase in royalty revenues, which included royalty revenues related to the first two months of Glumetza royalties from Depomed.

2014 Dividends

•
On January 29, 2014, PDL’s Board of Directors declared regular quarterly dividends of $0.15 per share of common stock, payable on March 12, June 12, September 12 and December 12 of 2014 to all stockholders who own shares of PDL on March 5, June 5, September 5 and December 5 of 2014, the record dates for each of the dividend payments, respectively. On December 12, 2013, PDL paid the fourth quarterly dividend to stockholders of record totaling $21.0 million using earnings generated in the fourth quarter of 2013.

Board Decision to Continue Operations

•
PDL’s board of directors, having evaluated the operational and financial results and forecasts of the Company, as well as the successes to date in acquiring income generating assets, has made the strategic decision to continue its operations post expiration of the Queen et al. patents and to continue the strategy of pursuing new income generating assets so as to extend its ability to pay dividends to its shareholders.

Settlement Agreement with Genentech/Roche

•
In January, we reached an agreement with Roche and Genentech to resolve all outstanding legal disputes between us. We are pleased with the outcome and believe that our shareholders benefit from this settlement given that the royalty rate reflects an increase over historical rates, and there is now certainty around the period for which we will continue to receive royalties. Further details can be found in the earnings release or 10-K.

Reduction of Principal in Existing 2.875% Convertible Notes (Feb 2015)

•
In February, we entered into exchange and purchase agreements for approximately $131.7 million of principal outstanding of the 2.875% Convertible Notes due in February 2015 in return for 20.3 million shares and $34.2 million in cash. The effect of this transaction is to reduce the principal outstanding from approximately $180 million to about $48 million. One of the reasons that we retired most of these Notes is that the conversion rate adjusts with each quarterly dividend payment potentially resulting in more dilution to our shareholders. With the retirement of most of these Notes, we were able to mitigate some of that potential dilution.

New 4% Convertible Notes

•
Also in February, we sold $300 million in principal of new 4.00% Convertible Notes due February 1, 2018. The conversion rate on these new Notes is of 109.1048 shares of common stock per $1,000 principal or $9.17 per share. In addition, we have implemented a bond hedge that effectively increases the conversion rate to $10.36 per share. Unlike the 2.875% Convertible Notes, these new Notes do not adjust for dividends of up to $0.15 per quarter - our dividend rate for the last four years.

Updates on Approved Royalty Bearing Products

Avastin® (bevacizumab):

•	On January 30, 2014, Genentech/Roche reported that 2013 worldwide sales increased by 13% year over year.

◦	There was significant increase in sales in US in colorectal cancer due to label expansion through multiple lines of therapy.

◦	Strong sales in EU were driven by ovarian and colorectal cancers with the latter due to the label expansion through multiple lines of therapy.

◦	Steady growth in Japan in colorectal cancer, breast cancer and non-small cell lung cancer.

PDL BioPharma, Inc.
Q4-Year End 2013
March 3, 2014

•	On July 25, 2013, Genentech/Roche stated that it intends to file for approval for treatment of cervical cancer in US and EU in 2014.

•	On December 12, 2012 and January 24, 2013, Genentech/Roche announced EU and US approval, respectively for second line metastatic colorectal cancer.

Herceptin® (trastuzumab):

•	On January 30, 2014, Genentech/Roche reported that 2013 worldwide sales increased by 6% year over year with volume growth driven by Asia and Latin America.

•	On September 2, 2013, Genentech/Roche said European Commission approved a subcutaneous formulation of Herceptin to treat HER2-positive breast cancer.

◦	Subcutaneous administration takes 2-5 minutes instead of 30-90 minutes with the approved IV administration.

Lucentis® (ranibizumab):

•	On January 30, 2014, Genentech/Roche reported that 2013 US sales increased by 15% year over year.

◦	Less frequent than monthly dosing regimen is stabilizing market share in AMD.

◦	Increasing share in RVO and DME markets.

•	On January 29, 2013, Novartis reported that 2013 ex-US sales were $2.38 billion, up 1% year over year.

Tysabri® (natalizumab):

•	On January 29, 2014, Biogen Idec reported that global sales in 2013 were $1.5 billion.

Xolair® (omalizumab):

•	On January 30, 2014, Genentech/Roche reported that 2013 US sales increased by 13% year over year.

•	On January 29, 2014, Novartis reported that 2013 ex-US sales were $613 million, up 24% year over year.

•
On January 24, 2014, Novartis reported that the EMA Committee for Medicinal Products had adopted a positive opinion for the use of Xolair as an add on therapy for chronic spontaneous idiopathic urticaria.

•	On October 10, 2013, Genentech/Roche announced that the FDA had accepted for filing the US approval application for chronic idiopathic urticaria (CIU) with a PDUFA date in second quarter of 2014.

•
On June 26, 2013, Novartis announced that the second Phase 3 trial in 335 patients ages 12-75 with moderate to severe refractory chronic idiopathic urticaria (CIU) treated with 300 mg subcutaneous Xolair given every 4 weeks for 24 weeks as an add-on to antihistamine therapy met the primary efficacy endpoint with a similar incidence and severity of adverse events between treated and placebo patients.

◦
In February 2013, Novartis reported data from the first Phase 3 in 323 patients ages 12-75 with moderate to severe refractory CIU showing that 150 and 300 mg doses of Xolair as an add-on to antihistamine therapy each met the primary efficacy endpoint.

Actemra® (tocilizumab):

•	On January 30, 2014, Genentech/Roche reported that 2013 worldwide sales increased by 30% year over year.

◦	Sales growth was driven by monotherapy use with the US being the biggest contributor to growth.

•	On December 20, 2013, Genentech/Roche announced positive CHMP opinion in EU with respect to approval of the subcutaneous formulation.

•	On October 21, 2013, Genentech/Roche announced approval of the subcutaneous formulation in the US.

Perjeta® (pertuzumab):

•	On January 30, 2014, Genentech/Roche reported 2013 worldwide sales increased by 498% year over year.

◦	Genentech/Roche announced EMA approval in March 2013.

◦	Sales growth driven by metastatic breast cancer with continued increase in first line HER2-positive metastatic breast cancer.

•	On September 30, 2013, Genentech/Roche announced that FDA had granted accelerated approval for the neo-adjuvant indication.

PDL BioPharma, Inc.
Q4-Year End 2013
March 3, 2014

Kadcyla® (TDM-1 or ado-trastuzumab emtansine):

•	On January 30, 2014, Genentech/Roche reported 2013 worldwide sales of CHF 234 million.

◦	Strong uptake in second line treatment of HER2-positive metastatic breast cancer in US.

◦	Product launched in some EU countries.

•
On July 25, 2013, Genentech/Roche announced that a Phase 3 trial comparing Kadcyla to the physician's choice of treatment in patients with HER2-positive breast cancer who have already been treated with a HER2-targeted therapy, met its co-primary endpoint of progression free survival. The other endpoint is overall survival, but these data are not yet mature.

Gazyva™ (Obinutuzumab or GA101):

•
On November 1, 2013, Genentech/Roche announced that Gazyva™ (obinutuzumab), formerly known as GA101, became the first therapy approved through the FDA’s breakthrough therapy designation, indicated in combination with chlorambucil to treat previously untreated chronic lymphocytic leukemia (CLL).

◦	Much earlier than PDUFA date of December 20, 2013.

◦	Genentech/Roche expect Gazyva to be on the market shortly.

◦	On May 15, 2013, Genentech/Roche announced approval applications for the treatment of CLL had been submitted to European Medicines Association.

◦	PDL expects to receive royalties beginning in 1Q14.

•
On November 7, 2013, Genentech/Roche announced that the results from Stage 2 of Phase 3 trial showed CLL patients treated with Gazyva + chlorambucil had a median progression free survival (PFS) of 26.7 months compared to 15.2 months for patients receiving Rituxan + chlorambucil.

◦
Previously, Genentech/Roche announced that results from Stage 1 of same Phase 3 trial showed CLL patients treated with Gazyva + chlorambucil had a PFS of 23 months compared to 10.9 months for patients treated with chlorambucil only.

Forward-looking Statements
This document contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Important factors that could impair the value of the Company's royalty assets, restrict or impede the ability of the Company to invest in new income generating assets and limit the Company's ability to pay dividends are disclosed in the risk factors contained in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission. All forward-looking statements are expressly qualified in their entirety by such factors. We do not undertake any duty to update any forward looking statement except as required by law.

PDL BioPharma, Inc.
Q4-Year End 2013
March 3, 2014

Royalty Revenue by Product ($ in 000's) *
Avastin	Q1	Q2	Q3	Q4	Total
2013	33,234	46,720	32,224	32,287	144,464
2012	23,215	41,670	25,955	30,041	120,882
2011	22,283	41,967	23,870	22,886	111,006
2010	16,870	44,765	29,989	24,922	116,547
2009	13,605	35,161	21,060	15,141	84,966
2008	9,957	30,480	19,574	12,394	72,405
2007	8,990	21,842	17,478	9,549	57,859
2006	10,438	15,572	15,405	12,536	53,952
Herceptin	Q1	Q2	Q3	Q4	Total
2013	30,287	47,353	30,961	33,038	141,640
2012	25,702	44,628	30,433	28,307	129,070
2011	25,089	42,209	31,933	21,812	121,042
2010	23,402	38,555	27,952	25,441	115,350
2009	16,003	32,331	26,830	18,615	93,779
2008	14,092	34,383	28,122	20,282	96,880
2007	19,035	28,188	22,582	14,802	84,608
2006	15,142	19,716	21,557	20,354	76,769
Lucentis	Q1	Q2	Q3	Q4	Total
2013	12,032	30,066	13,536	12,127	67,760
2012	10,791	27,938	12,552	11,097	62,377
2011	8,878	24,313	12,157	10,750	56,099
2010	7,220	19,091	10,841	8,047	45,198
2009	4,621	12,863	8,123	6,152	31,759
2008	3,636	11,060	7,631	4,549	26,876
2007	2,931	6,543	6,579	3,517	19,570
2006	—	—	289	3,335	3,624
Xolair	Q1	Q2	Q3	Q4	Total
2013	5,930	10,025	7,334	7,330	30,619
2012	5,447	8,609	6,504	6,145	26,705
2011	4,590	7,621	5,916	5,823	23,949
2010	3,723	6,386	4,980	4,652	19,741
2009	2,665	5,082	4,085	3,722	15,553
2008	1,488	4,866	3,569	2,927	12,850
2007	1,684	3,942	3,332	2,184	11,142
2006	2,263	2,969	3,041	2,495	10,768
Perjeta	Q1	Q2	Q3	Q4	Total
2013	340	1,414	748	879	3,381
2012	—	—	58	250	308
2011	—	—	—	—	—
2010	—	—	—	—	—
2009	—	—	—	—	—
2008	—	—	—	—	—
2007	—	—	—	—	—
2006	—	—	—	—	—
Kadcyla	Q1	Q2	Q3	Q4	Total
2013	—	551	830	859	2,240
2012	—	—	—	—	—
2011	—	—	—	—	—
2010	—	—	—	—	—
2009	—	—	—	—	—
2008	—	—	—	—	—
2007	—	—	—	—	—
2006	—	—	—	—	—
Tysabri	Q1	Q2	Q3	Q4	Total
2013	12,965	13,616	11,622	12,100	50,304
2012	11,233	12,202	11,749	12,255	47,439
2011	9,891	10,796	11,588	11,450	43,725
2010	8,791	8,788	8,735	9,440	35,754
2009	6,656	7,050	7,642	8,564	29,912
2008	3,883	5,042	5,949	6,992	21,866
2007	839	1,611	2,084	2,836	7,370
2006	—	—	—	237	237
Actemra	Q1	Q2	Q3	Q4	Total
2013	2,631	2,816	2,939	3,744	12,131
2012	1,705	2,074	2,145	2,462	8,385
2011	913	1,136	1,401	1,460	4,910
2010	1,587	237	315	688	2,827
2009	585	537	909	1,197	3,228
2008	44	—	146	369	559
2007	32	—	—	17	49
2006	—	—	—	—	—
* As reported to PDL by its licensees
Totals may not sum due to rounding

PDL BioPharma, Inc.
Q4-Year End 2013
March 3, 2014

Reported Net Sales Revenue by Product ($ in 000's) *
Avastin	Q1	Q2	Q3	Q4	Total
2013	1,653,108	1,694,678	1,746,135	1,819,877	6,913,798
2012	1,502,757	1,573,727	1,551,327	1,662,977	6,290,788
2011	1,597,461	1,582,705	1,581,095	1,469,994	6,231,255
2010	1,506,788	1,596,892	1,594,707	1,646,218	6,344,605
2009	1,345,487	1,295,536	1,439,730	1,514,053	5,594,806
2008	980,715	1,084,930	1,180,427	1,239,382	4,485,454
2007	678,068	746,587	797,013	875,084	3,096,752
2006	439,318	516,052	570,551	592,897	2,118,817
Herceptin	Q1	Q2	Q3	Q4	Total
2013	1,681,574	1,744,145	1,681,860	1,726,551	6,834,130
2012	1,515,255	1,625,313	1,663,695	1,650,495	6,454,759
2011	1,391,568	1,559,975	1,642,898	1,432,771	6,027,211
2010	1,270,846	1,349,512	1,300,934	1,409,310	5,330,602
2009	1,210,268	1,133,993	1,226,435	1,278,626	4,849,323
2008	1,105,426	1,195,215	1,211,982	1,186,806	4,699,428
2007	891,761	949,556	979,602	1,015,033	3,835,952
2006	529,585	659,719	761,099	803,576	2,753,979
Lucentis	Q1	Q2	Q3	Q4	Total
2013	1,203,179	1,171,423	1,200,791	1,212,651	4,788,045
2012	1,079,092	1,086,543	1,097,541	1,109,695	4,372,871
2011	887,757	943,418	1,052,809	1,075,015	3,958,999
2010	721,967	698,890	745,376	804,684	2,970,917
2009	462,103	469,736	555,296	615,212	2,102,347
2008	363,615	393,682	460,167	454,922	1,672,386
2007	224,820	219,579	299,995	322,300	1,066,695
2006	—	—	10,689	157,742	168,431
Xolair	Q1	Q2	Q3	Q4	Total
2013	341,309	365,778	391,900	401,333	1,500,321
2012	310,234	314,638	347,796	340,431	1,313,100
2011	267,754	277,642	310,874	314,911	1,171,182
2010	228,859	225,878	251,055	263,389	969,179
2009	184,669	181,086	211,006	219,693	796,454
2008	137,875	169,521	177,179	183,753	668,329
2007	129,172	130,700	144,250	147,754	551,876
2006	95,241	99,354	112,608	118,002	425,204
Perjeta	Q1	Q2	Q3	Q4	Total
2013	34,008	55,076	66,353	87,949	243,386
2012	—	—	5,080	25,000	30,079
2011	—	—	—	—	—
2010	—	—	—	—	—
2009	—	—	—	—	—
2008	—	—	—	—	—
2007	—	—	—	—	—
2006	—	—	—	—	—
Kadcyla	Q1	Q2	Q3	Q4	Total
2013	—	21,459	73,626	85,906	180,991
2012	—	—	—	—	—
2011	—	—	—	—	—
2010	—	—	—	—	—
2009	—	—	—	—	—
2008	—	—	—	—	—
2007	—	—	—	—	—
2006	—	—	—	—	—
Tysabri	Q1	Q2	Q3	Q4	Total
2013	434,677	451,358	387,407	403,334	1,676,776
2012	374,430	401,743	391,623	408,711	1,576,508
2011	329,696	356,876	388,758	381,618	1,456,948
2010	293,047	287,925	293,664	316,657	1,191,292
2009	221,854	229,993	257,240	285,481	994,569
2008	129,430	163,076	200,783	233,070	726,359
2007	30,468	48,715	71,972	94,521	245,675
2006	—	—	—	7,890	7,890
Actemra	Q1	Q2	Q3	Q4	Total
2013	87,703	91,374	97,961	124,815	401,852
2012	56,662	66,624	71,505	82,053	276,843
2011	30,433	35,370	46,709	48,671	161,183
2010	52,908	5,405	10,493	22,919	91,725
2009	19,504	17,920	30,313	39,888	107,625
2008	1,452	1,377	5,981	12,305	21,115
2007	—	—	—	1,137	1,137
2006	—	—	—	—	—
* As reported to PDL by its licensee. Dates in above charts
reflect when PDL receives royalties on sales. Sales occurred in the quarter prior to the dates in the above charts.
Totals may not sum due to rounding

PDL BioPharma, Inc.
Q4-Year End 2013
March 3, 2014

Manufacturing Location & Sales - Genentech / Roche & Novartis ($ in 000's) *

Avastin Sales	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1	2013 - Q2	2013 - Q3	2013 - Q4
US Made & Sold	724,483	679,914	710,501	664,109	750,491	716,337	765,636
US Made & ex-US Sold	532,979	428,976	281,905	161,369	165,651	360,177	349,836
ex-US Made & Sold	316,265	442,437	670,572	827,629	778,536	669,621	704,405
Total	1,573,727	1,551,327	1,662,977	1,653,108	1,694,678	1,746,135	1,819,877
US Made & Sold	46%	44%	43%	40%	44%	41%	42%
US Made & ex-US Sold	34%	28%	17%	10%	10%	21%	19%
ex-US Made & Sold	20%	29%	40%	50%	46%	38%	39%

Herceptin Sales	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1	2013 - Q2	2013 - Q3	2013 - Q4
US Made & Sold	497,109	503,612	515,790	514,113	583,677	518,790	561,990
US Made & ex-US Sold	466,477	545,625	552,127	486,400	563,243	522,159	383,439
ex-US Made & Sold	661,727	614,459	582,578	681,060	597,225	640,911	781,123
Total	1,625,313	1,663,695	1,650,495	1,681,574	1,744,145	1,681,860	1,726,551
US Made & Sold	31%	30%	31%	31%	33%	31%	33%
US Made & ex-US Sold	29%	33%	33%	29%	32%	31%	22%
ex-US Made & Sold	41%	37%	35%	41%	34%	38%	45%

Lucentis Sales	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1	2013 - Q2	2013 - Q3	2013 - Q4
US Made & Sold	412,131	385,746	381,592	392,207	419,030	449,834	461,380
US Made & ex-US Sold	674,411	711,795	728,103	810,972	752,393	750,958	751,271
ex-US Made & Sold	—	—	—	—	—	—	—
Total	1,086,543	1,097,541	1,109,695	1,203,179	1,171,423	1,200,791	1,212,651
US Made & Sold	38%	35%	34%	33%	36%	37%	38%
US Made & ex-US Sold	62%	65%	66%	67%	64%	63%	62%
ex-US Made & Sold	—%	—%	—%	—%	—%	—%	—%

Xolair Sales	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1	2013 - Q2	2013 - Q3	2013 - Q4
US Made & Sold	193,600	211,702	210,892	207,976	218,860	236,180	242,991
US Made & ex-US Sold	—	—	—	—	—	—	—
ex-US Made & Sold	121,039	136,094	129,540	133,333	146,918	155,720	158,342
Total	314,638	347,796	340,431	341,309	365,778	391,900	401,333
US Made & Sold	62%	61%	62%	61%	60%	60%	61%
US Made & ex-US Sold	—%	—%	—%	—%	—%	—%	—%
ex-US Made & Sold	38%	39%	38%	39%	40%	40%	39%

Perjeta Sales	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1	2013 - Q2	2013 - Q3	2013 - Q4
US Made & Sold	—	5,080	24,571	32,377	48,979	49,111	54,168
US Made & ex-US Sold	—	—	428	1,632	6,096	17,242	33,781
ex-US Made & Sold	—	—	—	—	—	—	—
Total	—	5,080	25,000	34,008	55,076	66,353	87,949
US Made & Sold	—%	100%	98%	95%	89%	74%	62%
US Made & ex-US Sold	—%	—%	2%	5%	11%	26%	38%
ex-US Made & Sold	—%	—%	—%	—%	—%	—%	—%

Kadcyla Sales	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1	2013 - Q2	2013 - Q3	2013 - Q4
US Made & Sold	—	—	—	—	21,459	72,887	82,395
US Made & ex-US Sold	—	—	—	—	—	739	3,510
ex-US Made & Sold	—	—	—	—	—	—	—
Total	—	—	—	—	21,459	73,626	85,906
US Made & Sold	—%	—%	—%	—%	100%	99%	96%
US Made & ex-US Sold	—%	—%	—%	—%	—%	1%	4%
ex-US Made & Sold	—%	—%	—%	—%	—%	—%	—%

Total Sales	2012 - Q2	2012 - Q3	2012 - Q4	2013 - Q1	2013 - Q2	2013 - Q3	2013 - Q4
US Made & Sold	1,827,323	1,786,053	1,843,345	1,810,783	2,042,496	2,043,139	2,168,559
US Made & ex-US Sold	1,673,867	1,686,395	1,562,564	1,460,373	1,487,383	1,651,276	1,521,837
ex-US Made & Sold	1,099,031	1,192,990	1,382,690	1,642,023	1,522,679	1,466,252	1,643,870
Total	4,600,221	4,665,438	4,788,598	4,913,178	5,052,559	5,160,667	5,334,267
US Made & Sold	40%	38%	38%	37%	40%	40%	41%
US Made & ex-US Sold	36%	36%	33%	30%	29%	32%	29%
ex-US Made & Sold	24%	26%	29%	33%	30%	28%	31%
* As reported to PDL by its licensee. Dates in above charts
reflect when PDL receives royalties on sales. Sales occurred in the quarter prior to the dates in the above charts.
Totals may not sum due to rounding